UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

LL Flooring Holdings, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant): N/A

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PLEASE VOTE JOIN YOUR FELLOW STOCKHOLDERS! VOTE THE WHITE PROXY CARD. WE’VE MADE IT EASY, SO TAKE TWO MINUTES RIGHT NOW ON ANY DEVICE YOU PREFER. VISIT PROXYOTE.COM P13614 -EPB

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. VOTE the WHITE proxy card FOR ONLY LL Flooring’s 3 Nominees TODAY. The Annual Meeting of Shareholders of LL Flooring will be held on July, 10 2024. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares by one of the following ways: Internet Scan Mail Locate the control number shown Scan the QR code on your WHITE Mark, sign and date your WHITE on the WHITE proxy card or WHITE proxy card or WHITE voting proxy card or WHITE voting voting instruction form included in instruction form included in this instruction form included in this this package and access the packet to vote via mobile phone. package and return it in the website indicated. postage-paid envelope provided. Please be careful to mark “FOR” for ONLY 3 nominees. If you have any questions about how to vote your shares, please call Saratoga Proxy Consulting at: (212) 257-1311